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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                April 19, 1999
                                --------------
               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
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            (Exact name of registrant as specified in its charter)

       Delaware                       1-7725                     36-2687938
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(State of incorporation)            (Commission                (IRS Employer
                                     File No.)              Identification No.)

              6111 North River Road, Rosemont, Illinois   60018
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              (Address of principal executive offices)  (Zip code)

                                (847) 698-3000
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              Registrant's telephone number, including area code
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Item 7. Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Underwriting Agreement dated April 19, 1999 by and among the Company, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc., Bear Stearns & Co. Inc., Deutsche Bank Securities Inc., NationsBanc Montgomery Securities, LLC and Salomon Smith Barney Inc. (the "Underwriters").

     1.2 Terms Agreement dated April 19, 1999 by and among the Company and the Underwriters.

     4.1 Form of Specimen Global Note relating to the Company's 5.95% Notes Due April 30, 2002.

     4.2 Form of Specimen Definitive Note relating to the Company's 5.95% Notes Due April 30, 2002.

     5. Opinion of Jeremiah M. Fitzgerald, Esq., Vice President and General Counsel of the Registrant relating to the legality of the Company's 5.95% Notes Due April 30, 2002.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMDISCO, INC.

                                            /s/ Phillip A. Hewes
Date: April 23, 1999                     By:_____________________________
                                                  Senior Vice President and
                                                   Secretary
                                              Its:_______________________

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